First National Corporation (NASDAQCM: FXNC)

Investor Presentation

September 2023

First National Corporation

Cautionary Statement Regarding Forward-Looking Statements

First National Corporation (the Company) makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include, but are not limited to, statements regarding profitability, liquidity, adequacy of capital, allowance for loan losses, interest rate sensitivity, market risk, and growth strategy, as well as certain financial and other goals. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these and other uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company's Form 10-K for the year ended December 31, 2022.

Overview of First National Corporation

FirstBank
there's power in one

● Locations: 20


Winchester
Strasburg
Washington D.C.
Staunton
Virginia
Richmond
Roanoke
Virginia Beach

Q2 2023 YTD Financial Snapshot

Balance Sheet	Total Assets	$1.4B
	Gross Loans	$930.2M
	Total Deposits	$1.2B
	Loans / Deposits	74.9%
Profitability	NIM	3.48%
	ROAA	1.09%
	ROAE	13.39%
	Efficiency Ratio	66.91%
Regulatory Capital	TCE / TA[3]	8.00%
	Tier 1 Leverage[1]	9.72%
	Tier 1 Capital Ratio[1]	13.93%
	Total Capital Ratio[1]	14.88%
Asset Quality	NCOs / Average Loans	0.18%
	NPAs / Assets[2]	0.05%
	Allowance for Credit Losses / Loans	0.95%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
3) See Slide 20 for certain calculations related to Non-GAAP reconciliations
Note: Grey shading indicates FXNC market presence in respective county or city
Second quarter year-to-date 2023 financial information is unaudited.

Attractive Markets of Operation

County	Market Rank	Branches (#)	Deposits In Market ($000)	Deposit Market Share (%)	'23 – '28 Proj. Pop Change (%)	'23 Median HHI ($)	'23 – '28 Proj. HHI Growth (%)
Active Branch Markets							
Shenandoah	1	3	$378,861	39.84%	3.78%	$68,822	14.09%
Winchester (City)	2	1	258,382	10.64	2.13	71,885	12.77
Botetourt	2	6	233,139	37.59	2.56	84,726	13.63
Warren	4	2	106,890	14.11	3.59	79,483	11.25
Frederick	5	2	97,263	8.01	6.88	93,500	11.80
Staunton (City)	5	1	48,168	4.59	2.46	63,118	10.84
Rockingham	7	1	45,760	3.23	3.41	76,947	19.30
Waynesboro (City)	7	1	44,227	6.43	4.32	51,476	15.56
Richmond (City)	11	1	41,629	0.12	2.59	58,557	16.39
Buckingham	3	1	27,511	23.29	1.46	57,433	10.47
Prince Edward	6	1	22,860	4.38	(0.41)	52,364	13.70
FXNC Average					**3.25%**	**$73,614**	**13.45%**
Virginia Average					**2.57%**	**$87,219**	**12.85%**
National Average					**2.14%**	**$73,503**	**13.37%**

Note: Sorted by the amount of First Bank deposits in market; Deposit data as of June 30, 2022
Source: S&P Global Market Intelligence; FDIC

Products Offerings and Capabilities

Commercial Banking

- 20 branches and 2 LPOs
- Seasoned bankers including 12 full-time lenders, deposit specialists, online and mobile banking
- Cash / treasury management

Retail Banking

- 20 branches
- Call center
- Online and mobile banking
- Online deposit account opening
- Online mortgage applications

Mortgage

- 4 dedicated residential MLOs
- Diverse and flexible products includes construction and permanent financing, online applications

Wealth Management

- 3 trust officers and 3 operations specialists
- Estate planning, investment management of assets, trustee under an agreement, trustee under a will, individual retirement accounts, estate settlement

Balance Sheet Growth


Total Assets ($M)
5Y CAGR 13.1%
$739
$753
$800
$951
$1,389
$1,369
$1,374
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2


Loans, Net ($M)
5Y CAGR 12.0%
$517
$538
$569
$622
$819
$913
$921
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2


Total Deposits ($M)
5Y CAGR 13.3%
$665
$671
$706
$842
$1,249
$1,241
$1,242
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2


Tangible Common Equity ($M)1
5Y CAGR 12.9%
$57
$66
$77
$85
$114
$105
$110
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations
Second quarter 2023 information is unaudited

Source: S&P Global Market Intelligence

Consistent Earnings & Profitability



Net Income ($M)
$6.4
$10.1
$9.6
$8.9
$10.4
$16.8
$7.4
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD



Pre-Provision Net Revenue (PPNR) ($M)[2]
$10.3
$13.0
$12.2
$13.9
$12.3
$22.6
$9.2
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD



Net Interest Margin (%)
3.77%
3.93%
3.88%
3.50%
3.13%
3.44%
3.48%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD



Efficiency Ratio (%)[1]
66.4%
63.1%
65.3%
62.5%
64.4%
61.8%
66.9%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD

- Earnings remained positive in 2020 during the pandemic and in 2021 during two acquisitions, and then increased significantly in 2022 primarily from loan growth and rising interest rates
- Noninterest income supported earnings, which included service charges on deposits, ATM and check card income, and wealth management revenue
- Committed to efficiency with the goal of growing revenue while improving processes and leveraging technology

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations
2) Pre-provision net revenue is defined as net interest income plus noninterest income less noninterest expense
Second quarter 2023 year-to-date information is unaudited

Source: S&P Global Market Intelligence

Consistent Earnings & Profitability (cont.)


ROAA (%)
0.89%
1.34%
1.23%
0.98%
0.88%
1.37%
1.09%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD


ROAE (%)
11.57%
16.36%
13.19%
10.92%
10.30%
18.38%
13.39%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 Q2YTD


FTEs (#)[1]
160
200
2017Y
2023 Q2YTD


PPNR / Employee ($)[2]
$64,213
$93,015
2017Y
2023 Q2YTD


Operating Expense / Avg. Assets (%)[2]
3.2%
2.7%
2017Y
2023 Q2YTD

- Return on average equity averaged 13.45% from 2017Y through 2022Y
- Merger expenses totaled $3.5 million and impacted 2021Y earnings
- Pre-provision net revenue (PPNR) per employee improved from $64k to $93k in 2022Y
- Asset growth outpaced expense growth resulting in an improved operating expense to average asset ratio of 2.7% in 2022Y

1) Full-time equivalent employees
2) Annualized
Second quarter 2023 year-to-date information is unaudited

Source: S&P Global Market Intelligence

Diversified Revenue

Noninterest Income 2023 Q2 YTD



Other 20%
Service Charges on Deposits 23%
Brokered Mortgage 1%
Total Noninterest Income $5.7M
Wealth Management 27%
ATM & Check Card 29%

2023 Q2 YTD Noninterest Income to Total Revenue: 20.5%

Wealth Management Fees

2022 - $3.0M

2023 Q2 YTD - $1.5M

Wealth Management Division Assets Under Management ($M)



$209.9
$217.6
$284.6
$338.5
$400.0
$381.0
$427.9
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
6/30/23

Noninterest Income 2023 Q2 YTD Highlights

- Consistent wealth management revenue
- Service charges on deposit accounts increased 2%, and check card and ATM fees increased 7%, comparing Q2-2023YTD to Q2-2022YTD

Source: S&P Global Market Intelligence

Liquidity Position at June 30, 2023

Total Liquidity Sources of $561.7 million
~218% liquidity coverage ratio of uninsured deposits excluding municipal deposits totaling $257.7 million[1]



($000s)
Interest-Bearing Deposits in Banks
$54,379
Fed Funds Lines
$51,000
Discount Window
$50,645
Liquidity Sources Total $561.7 million
Unencumbered Securities
$167,338
FHLB Borrowing Capacity
$238,307

[1] $343.0 million of total uninsured deposits, less $85.3 million of municipal deposits.

Asset Quality Trends


Allowance for Credit Losses on Loans / Loans (%)
1.02%
0.92%
0.86%
1.19%
0.69%
0.81%
0.95%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2


Nonperforming Assets / Assets (%)
0.17%
0.42%
0.18%
0.71%
0.30%
0.21%
0.05%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2

Second quarter 2023 information is unaudited.

Source: S&P Global Market Intelligence

Capital Ratios and Trends



Tangible Common Equity / Tangible Assets (%)[1]
7.75%
8.80%
9.63%
8.93%
8.21%
7.70%
8.00%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2



Bank Tier 1 Leverage Ratio (%)[2]
8.46%
9.26%
10.13%
8.80%
8.82%
9.57%
9.72%
5.00%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2
Well Capitalized Minimum



Bank Tier 1 Risk-Based Capital Ratio (%)[2]
12.09%
12.71%
13.99%
14.57%
14.09%
13.82%
13.93%
8.00%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2
Well Capitalized Minimum



Bank Total Risk-Based Capital Ratio (%)[2]
13.12%
13.62%
14.84%
15.82%
14.76%
14.60%
14.88%
10.00%
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2
Well Capitalized Minimum

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations. (2) represents bank-level capital ratios. Second quarter 2023 information is unaudited.

Source: S&P Global Market Intelligence

Creating Shareholder Value



Tangible Book Value per Share ($)[1]
5Y CAGR 7.7%
$11.57
$13.35
$15.50
$17.47
$18.28
$16.79
$17.55
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2 YTD

1) See Slide 20 for certain calculations related to Non-GAAP reconciliations.
Second quarter 2023 information is unaudited.



Diluted EPS ($)
Common Dividends Declared per Share ($)
$1.30
$2.04
$1.92
$1.82
$1.86
$2.68
$1.17
$0.14
$0.20
$0.36
$0.44
$0.48
$0.56
$0.30
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q2 YTD

Source: S&P Global Market Intelligence

First National Growth History

1907 — First Bank opened for business in Shenandoah County, Virginia

1983 — Created First National Corporation (FXNC) as the bank holding company of First Bank

2005 — Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015 — Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017 — Expanded branch network into the Richmond market and added an experienced market president

2019 — Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021 — Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

Acquired and merged The Bank of Fincastle into First Bank.
- Added 6 branch offices in Botetourt County
- Successful retention and expansion of customer relationships in the greater Roanoke Valley region

2023 — Strengthened the Roanoke Valley Team with the addition of experienced Market President

Key Strategic Priorities

1. Focus on serving **small-to-medium size businesses** and their owners and employees
2. Continue expansion in **attractive Virginia markets** with organic growth, acquisitions and people
3. Provide **high-tech and personalized service** with calls, clicks, or in-person visits
4. **Improve productivity** with technology and improved processes
5. Further **diversify revenue streams** with additional sources of noninterest income

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisitions
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia markets
- Meaningful inside ownership of 17%

The First National Difference

Operating in growth markets across Virginia

Loyal customer base with low-cost deposits

Strong enough to be opportunistic, disciplined enough to say no

Low-risk balance sheet with consistent and reliable shareholder returns

Long-tenured management with track record of success

Community involvement and corporate citizenship


FIRST BANK
there's power in one®

First National Corporation

Appendix

Financial Highlights

($M)	Years Ended December 31,							Quarters Ended				
	2017	2018	2019	2020	2021	2022	2Q23YTD	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Balance Sheet												
Total Assets	$739	$753	$800	$951	$1,389	$1,369	$1,374	$1,415	$1,384	$1,369	$1,372	$1,374
Gross Loans	$523	$543	$575	$630	$825	$921	$930	$880	$907	$921	$918	$930
Deposits	$665	$671	$706	$842	$1,249	$1,241	$1,242	$1,296	$1,226	$1,241	$1,242	$1,242
Gross Loans / Deposits	78.53%	80.95%	81.30%	74.77%	66.08%	74.16%	74.87%	67.90%	71.60%	74.16%	73.94%	74.87%
Capital												
Total Common Equity	$58	$67	$77	$85	$117	$108	$113	$100	$96	$108	$112	$113
TCE / TA	7.75%	8.80%	9.63%	8.93%	8.21%	7.70%	8.00%	6.88%	6.95%	7.70%	8.00%	8.00%
Tier 1 Leverage Ratio[1]	8.46%	9.26%	10.13%	8.80%	8.82%	9.57%	9.72%	8.87%	9.27%	9.57%	9.70%	9.72%
Tier 1 RBC Ratio[1]	12.09%	12.71%	13.99%	14.57%	14.09%	13.82%	13.93%	13.56%	13.52%	13.82%	13.94%	13.93%
Total RBC Ratio[1]	13.12%	13.62%	14.84%	15.82%	14.76%	14.60%	14.88%	14.23%	14.18%	14.60%	14.88%	14.88%
Earnings & Profitability												
Net Income	$6.4	$10.1	$9.6	$8.9	$10.4	$16.8	$7.4	$3.8	$4.5	$4.8	$3.8	$3.5
Provision Expense	$0.1	$0.6	$0.5	$3.0	($0.7)	$1.9	$0.1	$0.4	$0.2	$1.3	$0.0	$0.1
ROAA	0.89%	1.34%	1.23%	0.98%	0.88%	1.19%	1.09%	1.08%	1.27%	1.37%	1.15%	1.03%
ROAE	11.57%	16.36%	13.19%	10.92%	10.30%	15.87%	13.39%	15.04%	17.27%	18.38%	14.20%	12.56%
Net Interest Margin	3.77%	3.93%	3.88%	3.50%	3.13%	3.44%	3.48%	3.42%	3.58%	3.70%	3.60%	3.36%
Noninterest Income / Avg Assets	1.11%	1.13%	1.10%	0.91%	0.86%	0.90%	0.84%	0.78%	0.86%	1.21%	0.83%	0.84%
Efficiency Ratio	66.42%	63.05%	65.28%	62.52%	64.44%	61.75%	66.91%	62.69%	61.10%	59.56%	65.49%	68.37%
Asset Quality												
NPAs[2] / (Loans + OREO)	0.30%	0.63%	0.25%	1.07%	0.50%	0.31%	0.07%	0.24%	0.15%	0.31%	0.19%	0.07%
ACL / Gross Loans	1.02%	0.92%	0.86%	1.19%	0.69%	0.81%	0.95%	0.70%	0.69%	0.81%	0.95%	0.95%
NCOs / Avg Loans	0.02%	0.17%	0.09%	0.07%	0.16%	0.01%	0.18%	0.01%	0.05%	0.01%	0.41%	(0.04%)

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
Quarterly and year-to-date financial information is unaudited

Source: S&P Global Market Intelligence

Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets

$000s	2017	2018	2019	2020	2021	2022	2023Q2
	Years Ended December 31,						
Total Common Equity	58,154	66,674	77,219	84,916	117,039	108,360	112,860
Less: Goodwill and Other Intangibles	930	472	170	19	3,184	3,166	3,157
Tangible Common Equity	**$57,224**	**$66,202**	**$77,049**	**$84,897**	**$113,855**	**$105,194**	**$109,703**
Total Assets	739,110	752,969	800,048	950,932	1,389,437	1,369,383	1,374,224
Less: Goodwill and Other Intangibles	930	472	170	19	3,184	3,166	3,157
Tangible Assets	**$738,180**	**$752,497**	**$799,878**	**$950,913**	**$1,386,253**	**$1,366,217**	**$1,371,067**
Tangible Common Equity / Tangible Assets	**7.75%**	**8.80%**	**9.63%**	**8.93%**	**8.21%**	**7.70%**	**8.00%**

Efficiency Ratio

$000s	2017	2018	2019	2020	2021	2022	2Q23YTD
	Years Ended December 31,						
Net Interest Income, FTE	25,638	27,833	28,217	29,666	35,120	45,906	22,084
Noninterest Income	8,292	9,157	8,552	8,225	10,172	12,621	5,662
(Gain) Loss on Sale of Securities	90	1	(1)	(40)	(37)	2,004	-
(Gain) Loss on Sale of Other Investment	-	-	-	-	-	(2,885)	-
(Gain) Loss on Sale of Premises and Equipment	-	-	-	-	-	29	-
Adjusted Total Revenue	**$34,020**	**$36,991**	**$36,768**	**$37,851**	**$45,255**	**$57,675**	**$27,746**
Noninterest Expense	23,284	23,761	24,318	23,786	32,732	35,597	18,358
Intangible Amortization (Expense)	(621)	(458)	(302)	(151)	(28)	(19)	(9)
Other Real Estate Owned Income (Expense)	186	20	(1)	-	(26)	106	216
Gain (Loss) on Disposal of Premises & Equip.	(252)	(2)	(14)	29	-	-	-
Merger Related Expenses	-	-	-	-	(3,514)	(69)	-
Adjusted Noninterest Expense	**$22,597**	**$23,321**	**$24,001**	**$23,664**	**$29,164**	**$35,615**	**$18,565**
Efficiency Ratio	**66.42%**	**63.05%**	**65.28%**	**62.52%**	**64.44%**	**61.75%**	**66.91%**

Second quarter and year-to-date 2023 information is unaudited

Source: S&P Global Market Intelligence

First National Corporation

First National Corporation

NASDAQCM: FXNC

112 W. King Street
Strasburg, VA 22657

888-647-1265

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